UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2004

American Building Control, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-9463	75-2626358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Datapoint Drive,
San Antonio, Texas 78229
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (210) 582-2664

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Press Release of American Building Control, Inc., dated August 16, 2004.

Item 12. Results of Operations and Financial Condition.

     On August 16, 2004, American Building Control, Inc. issued a Press Release announcing its second quarter fiscal 2004 results. The information in the Press Release attached hereto as Exhibit 99 is furnished pursuant to Item 12.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BUILDING CONTROL, INC.
By:	/s/ Richard A. Larsen
Richard A. Larsen,
Senior Vice President, General Counsel and Secretary

Date: August 16, 2004

INDEX TO EXHIBITS

Item
Number	Exhibit
99.1	Press Release of American Building Control, Inc. dated August 16, 2004.